UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2007 (Date of earliest event reported)

Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2007, the Board of Directors (the “Board”) of Charles & Colvard, Ltd. (the “Company”) approved the Amended and Restated Bylaws of Charles & Colvard, Ltd. (the “Bylaws”), which became effective on July 19, 2007. The amendments to the Bylaws reflect various changes in North Carolina law as well as other provisions that the Company believes improve corporate governance. A description of each material modification or revision contained in the Bylaws is set forth below.

GENERAL: On the cover page and certification page, the former legal name of the Company (C3, Inc.) has been replaced with the current legal name, Charles & Colvard, Ltd. The Bylaws have been certified by James R. Braun, the Company’s secretary.

ARTICLE I

Section 1: The Board has the authority to locate the principal office of the Company either within or without the State of North Carolina.

Section 2: The Company may establish other offices based on the needs of the Company.

ARTICLE 2:

Section 1: The place of shareholder meetings shall be designated by the chairman of the board, the chief executive officer, the secretary or the Board.

Section 2: The annual meeting of shareholders no longer has to be held at 10:00 a.m. on the second Tuesday of May of each year, but may instead be held on such date and at such time as may be designated by the chairman of the board, the chief executive officer, the secretary or the Board.

Section 5(a): Written notice of the date, time and place of the annual meeting must be provided to shareholders.

Section 5(b): The chief executive officer (as opposed to the president) is authorized to give notice, which may be given either by mail or private carrier, or by telegraph, teletype, facsimile transmission or other form of electronic communication or by personal delivery.

Section 5(c): This is a new subsection that permits the Company to not send notices or dividends to a shareholder under certain circumstances in which prior notices or payments of dividends sent to such shareholder have been returned undeliverable.

Sections 6 and 7: These sections replace in its entirety former Section 6 and set forth the timing, notice and other requirements and the responsibilities of the chairman of the board with respect to (i) proposals by shareholders at an annual meeting, and (ii) director nominations by shareholders.

Section 8: This is a new section that describes the concept of “voting groups” under the North Carolina Business Corporation Act (the “NCBCA”).

Section 9: Minor conforming changes, with the most substantive change being the clarification that voting groups take action on a matter at any meeting at which a quorum of that voting group is represented.

Section 10: Any shareholder or his or her representative may inspect and copy the shareholders’ list.

Section 11: Clarifies that unless otherwise provided in the Company’s articles of incorporation, cumulative voting is not allowed. Also clarifies that action on any matter other than the election of directors is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the vote of a greater number is required by the articles of incorporation, the Bylaws or the NCBCA. Unless otherwise provided in the Company’s articles of incorporation, directors are elected by a plurality of the votes cast. Voting on all matters will be by ballot (rather than voice vote or show of hands), unless the chairman of the meeting determines otherwise.

Section 12: This is a new section that provides that shares may be voted in person or by proxy. An appointment of proxy is valid for 11 months from the date of its execution, unless a different period is provided for in the appointment form.

Section 13(a): Clarifies that the Board may appoint one or more (rather than one or three) inspectors of election to act at any meeting of shareholders.

Section 13(b): No change to the duties of the inspectors of election, but clarifies that the Board or chairman of the meeting may alter such duties.

Section 13(c): The effect of a majority decision by three inspectors of election has been eliminated and, with respect to the report of inspectors, the Bylaws now provide that the Board may request that the inspectors of election make a report in writing of certain matters.

Section 14: This is a new section that sets forth who will act as chairman at all meetings of shareholders, and also provides authority for the Board to establish rules of conduct with respect to meetings of shareholders.

Section 15: This is a new section that, if authorized by the board of directors, allows attendance at a shareholder meeting by electronic or other means of remote communication under certain circumstances.

The ability of shareholders to take action without a meeting has been eliminated.

ARTICLE 3

Section 1: Provides that all corporate powers of the Company shall be exercised by or under the direction and authority of the Board.

Section 3: This section changes the means by which directors may be removed from office. It provides that directors may be removed from office by the shareholders with or without cause (unless the Company’s articles of incorporation provide that the directors may be removed only for cause) and changes the required vote to remove a director.

Section 4: Provides that vacancies may be filed by the Board or, in the event that the remaining directors constitute fewer than a quorum of the Board, the affirmative vote of a majority of all the directors.

Section 5: This is a new section that provides that the chairman of the board will preside at meetings of the Board and that any vice chairman shall have such duties as designated by the Board.

Section 6: This is a new section that specifically authorizes compensation for directors for services as a director.

ARTICLE 4

Section 1: Provides for more flexibility on the date, time and place of the annual meeting of the Board and eliminates the notice exception.

Section 2: Provides that the chief executive officer, rather than the president, may call a special meeting of the Board.

Section 3(a): With respect to special meetings, the required notice must be given not less than five days before the meeting, rather than at least two days before the meeting (unless the Company’s articles of incorporation provide otherwise). The notice does not have to describe the purpose of the special meeting unless required by the Company’s articles of incorporation, Bylaws or applicable law.

Section 3(b): Provides that a director may waive notice of any meeting before or after the date and time stated in the notice if the waiver is in writing, signed by the director and filed with the minutes or corporate records. Attendance by a director at a meeting constitutes a waiver of the notice of such meeting unless the director objects.

Section 4: Clarifies that a majority of the number of directors prescribed by or pursuant to the Bylaws, or if no number is prescribed, a majority of directors in office immediately before the meeting begins, shall constitute a quorum unless the Company’s articles of incorporation provide otherwise.

Section 6: Clarifies that the presumption of assent also applies to meetings of a committee of the Board.

Section 7: With respect to action taken without a meeting, such action may be taken if before or after such action, unrevoked written consents are signed by all members of the Board. The action is effective when one or more unrevoked consents are delivered to the Company, unless the consents specify a different effective date. A director may revoke his consent to action in a writing signed by the director and delivered to the Company prior to the action becoming effective and may be delivered by electronic means.

ARTICLE 5

Section 1: Clarifies that the creation and powers of committees may also be constrained by applicable law or the Bylaws, and that the Board has the power to create one or more committees of one director (rather than requiring that any committee consist of two or more directors). Also clarifies that committees may, in the Board’s sole discretion, be given the power to authorize or approve the reacquisition of Company shares or approve the issuance of, sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares.

Section 3: Clarifies that this section also covers notice, waiver of notice and quorum.

ARTICLE 6

Section 1: Provides that the officers of the Company shall also consist of a chief executive officer and clarifies that a duly designated committee of the Board, in addition to the Board, may prescribe the duties for the Company’s officers. Also provides that any duly appointed officer may appoint one or more officers or assistant officers if authorized by the Bylaws or the Board.

Section 2: Clarifies that officers are appointed, rather than elected, by the Board, a duly designated committee of the Board, or by a duly appointed officer if such officer is granted such authority. Each officer shall hold office until a successor is duly appointed and qualified, or until his or her resignation, retirement, death, removal or disqualification.

Section 3: Provides that any officer may be removed by the Board, the appointing officer (unless the Bylaws or the Board provide otherwise), or any other officer if so authorized by the Bylaws or the Board.

Section 4: Vacancies may be filled by the Board, a duly designated committee of the Board, or by the chief executive officer (rather than the president) if authorized by the Board or a duly designated committee of the Board.

Section 5: Provides that a duly designated committee of the Board may also fix the compensation of officers.

Section 6: Eliminates the chairman of the board as an officer position, but adds the position of chief executive officer. The chief executive officer (rather than the president) shall have general supervision, direction and control of the business of the Company and may sign and execute all authorized notes, bonds, contracts and other obligations in the name of the Company. The chief executive officer reports directly to the Board and shall have such powers as the Board or a duly designated committee of the Board shall designate.

Section 7: Provides that in the absence or inability or refusal to act of the chief executive officer, the president shall have all of the powers and duties of the chief executive officer. The president shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer to the extent that the chief executive officer is so authorized) shall designate.

Section 8: The vice presidents shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer or president to the extent that the chief executive officer or president is so authorized) shall designate.

Section 9: The secretary shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer to the extent that the chief executive officer is so authorized) shall designate.

Section 10: The assistant secretaries shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer or secretary to the extent that the chief executive officer or secretary is so authorized) shall designate.

Section 11: The treasurer shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer to the extent that the chief executive officer is so authorized) shall designate.

Section 12: The assistant treasurers shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer or treasurer to the extent that the chief executive officer or treasurer is so authorized) shall designate.

Section 13: The controller and assistant controllers shall have such powers as the Board or a duly designated committee of the Board (or the chief executive officer or controller to the extent that the chief executive officer or controller is so authorized) shall designate.

Section 14: The chief executive officer (rather than the president) shall have full power and authority to attend, act and vote on behalf of the Company at meetings of the shareholders of any corporation in which the Company may hold stock, unless otherwise ordered by the Board or a duly designated committee of the Board.

ARTICLE 7

Section 1: Provides that the Board may authorize the issuance of some or all of the shares of the Company’s classes or series without issuing certificates to represent such shares. Clarifies that the chief executive officer is authorized to sign certificates representing shares of the Company’s classes or series and explains the Company’s responsibilities and procedures with respect to both certificated and uncertificated shares.

Section 2: Provides that the Company shall keep, or cause a transfer agent to keep, the stock transfer records of the Company and explains how such records shall be compiled and maintained.

Section 5: Provides that if no record date is fixed by the Board with respect to a meeting, the record date shall be the close of business on the day before the date the first notice of the meeting is delivered to shareholders. With respect to a distribution or share dividend, if no record date is fixed by the Board, the record date shall be the date the Board authorizes the distribution or share dividend.

Section 6: Clarifies that this section also refers to stolen or destroyed certificates.

ARTICLE 8

No changes to this Article.

ARTICLE 9

Section 1: Clarifies that any dividends or distributions may be conditioned upon provisions contained in the Company’s articles of incorporation, Bylaws or applicable law.

Section 3: Expanded the prior provision from responsibilities and duties with respect to checks to responsibilities and duties with respect to contracts, loans, checks and deposits.

Section 7: New section that authorizes the Company to conduct any action or set of actions by electronic means.

Section 8: New section that provides that unless the context otherwise requires, terms used in the Bylaws have the meanings assigned to them in the NCBCA and that “law” or “applicable law” includes but is not limited to the NCBCA, federal securities laws, rules and regulations, and the rules and regulations of any applicable stock exchange or listing organization.

Eliminated former Section 3, which outlined procedures for waiving notice by a shareholder, director or other person.

The description of the modifications and revisions contained in the Bylaws as set forth in this report is qualified in its entirety by reference to the Bylaws included as Exhibit 3.2 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.2	Amended and Restated Bylaws of Charles & Colvard, Ltd., effective July 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance & Chief Financial Officer

Date: July 25, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 3.2	Amended and Restated Bylaws of Charles & Colvard, Ltd., effective July 19, 2007.